Exhibit 10.31.2

AMENDMENT TO RETAINED INTELLECTUAL PROPERTY LICENSE
AGREEMENT DATED MARCH 31, 2005 BY AND BETWEEN
BAYER HEALTHCARE LLC (“LICENSOR”)
AND TALECRIS BIOTHERAPEUTICS, INC. (“LICENSEE”)

Whereas Licensor and Licensee have entered into a Retained Intellectual Property License Agreement dated March 31, 2005 (“the License Agreement”) wherein Licensor granted Licensee a license under certain intellectual property rights called Retained Intellectual Property limited to the Field as defined therein;

Whereas the License Agreement only gives Licensee the right to sublicense the intellectual property rights to Affiliates that are subsidiaries;

Whereas Bayer Corporation (predecessor in interest to Bayer Pharmaceuticals Corporation) entered into a Technology Transfer Agreement (“TTA”) with the Japanese Red Cross Society (the “JRC”) dated October 29, 2002, under which the JRC was granted certain exclusive rights relating to Japanese Patent Application No. 265084/96 (counterpart to US Patent No. 6,686,191) and any patents issuing therefrom (the “Japanese Patent Rights”), but without the right to grant sublicenses; which TTA has been assigned by Licensor to Licensee;

Whereas Licensee desires, as part of the agreed terms of settlement to a litigation styled “Talecris Biotherapeutics, Inc. and Bayer HealthCare LLC v. Baxter International Inc. and Baxter Healthcare Corporation” [Delaware Federal District Court Civil Action No. 05-349-GMS] to grant to Baxter International Inc. and Baxter Healthcare Corporation and their Affiliates (Baxter International Inc., Baxter Healthcare Corporation and their Affiliates shall be referred to herein, jointly and severally, as “Baxter”) a worldwide sublicense to certain intellectual property rights within the Retained Intellectual Property;

Whereas Licensor agrees to grant Licensee a limited, non-assignable, non-transferable worldwide right to sublicense to Baxter the license rights granted to Licensee under the License Agreement with respect to certain of the intellectual property rights within the Retained Intellectual Property (the “Sublicense Agreement”), under the terms and conditions set forth herein;

Whereas Licensor agrees to grant Licensee a limited right to amend the TTA to grant the JRC the right to grant a sublicense to Baxter; and

Whereas Licensor and Licensee have agreed to amend the License Agreement in accordance with the terms and conditions set forth in this Amendment;

Now, therefore, Licensor and Licensee, intending to be bound, agree to amend the License Agreement as follows (the “Amendment”):

ARTICLE I - GRANT OF SUBLICENSE BY LICENSEE TO BAXTER

1.1           Subject to the terms and conditions of this Amendment and the License Agreement, and notwithstanding the restrictions on Licensee’s right to sublicense in Section 2.1 of the License Agreement, Licensor grants to Licensee a non-transferable, non-assignable right to grant to Baxter a worldwide perpetual non-exclusive sublicense to the intellectual property identified in attached Exhibit A (“Baxter Sublicense IP”), but only to allow Baxter to make, have made, use, have used, offer to sell, sell, have sold, import, and have imported its commercially marketed Gammagard® product and/or other liquid IGIV products and/or plasma derived immunoglobulin products made using the Baxter Sublicense IP, provided, however, that recombinant products and Recombinant Hemophilia Products (as defined in the License Agreement) are not within the scope of this grant and this Amendment.

1.2           “Affiliate” shall mean a corporation, company, or other entity 50 percent (50%) or more of whose outstanding shares or securities (representing the right, other than as affected by events of default, to vote for the election of directors or other managing authority) are, now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company, or other entity shall be deemed to be an Affiliate only so long as such ownership or control exists.

ARTICLE II - GRANT OF SUBLICENSE TO THE JAPANESE PATENT RIGHTS TO BAXTER

2.1           Licensor hereby consents to Licensee amending the TTA to permit Licensee or the JRC to grant a sublicense to Baxter relating to the Japanese Patent Rights, thereby converting the JRC license from an exclusive to a non-exclusive license to that extent. Any right granted under this Section 2.1 shall be limited to the Japanese Patent Rights, shall be on terms including those set forth below in Article III, and shall be only to allow Baxter to make, have made, use, have used, offer to sell, sell, have sold, import, and have imported its commercially marketed Gammagard ® liquid product and/or other liquid IVIG products and/or plasma derived immunoglobulin products made using the Japanese Patent Rights, but excluding recombinant products and Recombinant Hemophilia Products.

ARTICLE III - GENERAL TERMS

3.1           Licensee’s right to grant a sublicense to Baxter or authorize the JRC to grant a sublicense to Baxter, is personal in nature, and Baxter shall not be granted any right to sublicense, assign, or otherwise transfer any of the sublicensed rights.

3.2           Any grant of a sublicense to Baxter by Licensee shall be subject to the terms and conditions of the License Agreement. Any grant of a sublicense by the JRC shall be subject to the terms of the TTA. All such sublicenses shall be in writing and shall contain the provisions of Paragraphs 3.7-3.9 of this Amendment, or their equivalent. Licensee shall remain primarily liable to Licensor for Baxter’s performance under any sublicense. Inclusion of the terms and conditions required by this Agreement is an express condition precedent to Licensee’s right to grant a sublicense, and Licensee’s right to authorize the JRC to grant a sublicense to Baxter under this Agreement, and any writing that purports to grant a sublicense to Baxter but does not include the required terms shall be void and shall not be effective unless and until all such required provisions terms are included.

3.3           Licensee shall provide to Licensor a copy of any writing granting a sublicense to Baxter within thirty (30) days of the effective date or date of execution of any such writing, whichever occurs earlier.

3.4           No other rights or licenses, express or implied, are granted or shall be deemed to be granted under this Amendment other than those rights and licenses expressly granted herein.

3.5           The parties hereto, intending to be legally bound, and for the use and benefit of Baxter, hereby agree that in the event (1) Licensee materially defaults under the License Agreement as amended or the Sublicense Agreement; or (2) the License Agreement as amended or the Sublicense Agreement is rescinded or set aside in the event of bankruptcy or insolvency proceedings, then and in that event, Licensor agrees to grant and to have granted to Baxter a license on terms consistent with the rights and obligations of Licensee and Sublicensee in the Sublicense Agreement, subject to any pre-existing rights of third parties as set forth in the

License Agreement; provided, however, that the grant by Licensee to Baxter in the Sublicense Agreement of rights to the Japanese Patents Rights shall not constitute a material default.

3.6           Licensee agrees to indemnify, release, and hold harmless Licensor, its affiliates, subsidiaries, and their respective directors, officers, employees and agents from and against any liabilities, losses, fines, penalties, damages, expenses (including reasonable attorney’s fees and expenses incurred in connection with the enforcement of this provision), actions, or claims brought or threatened by or against the JRC, or brought or threatened against Licensee or Baxter, or their respective Affiliates, that arise out of, or relate to this Amendment, the rights or licenses granted under this Amendment or in accordance with this Amendment, the Baxter Sublicense IP, any grant of a sublicense to Baxter, or any agreement with the JRC (if applicable) or Baxter that relates to the Baxter Sublicense IP. It is Licensee’s obligation to obtain appropriate indemnification from JRC (if applicable) and/or Baxter if it so desires.

3.7           Licensor and Licensee acknowledge that this Amendment is being executed in conjunction with the final settlement of a lawsuit between Licensee and Baxter concerning patents that Licensor has licensed to Licensee under the License Agreement. To the extent such obligation is permitted to be imposed by applicable law, Licensee hereby covenants and will cause Baxter to covenant, not to directly or indirectly contest or to assist any other person or party to contest the validity or enforceability of the Baxter Sublicense IP, except if Baxter’s right to a license to the Japanese counterpart to the ‘191 Patent, whenever issued, is challenged. In that instance, Baxter maintains the right to contest, and may contest, the validity or enforceability of the Japanese counterpart to the ‘191 Patent, whenever issued.

3.8           THE RIGHTS AND LICENSES GRANTED BY THIS AMENDMENT, AND ANY GRANT BY LICENSEE OF A SUBLICENSE IN ACCORDANCE WITH THE TERMS OF THIS AMENDMENT, ARE GRANTED WITH NO WARRANTIES OF ANY KIND. LICENSOR MAKES, AND LICENSEE SHALL MAKE NO WARRANTIES OR REPRESENTATIONS (EXPRESS, IMPLIED, STATUTORY, ARISING OUT OF A COURSE OF DEALING OR USAGE OF TRADE OR OTHERWISE) WITH RESPECT TO ANY OF THE RIGHTS GRANTED BY THIS AMENDMENT, ANY SUBLICENSE RIGHTS GRANTED PURSUANT TO THIS AMENDMENT, OR THE BAXTER SUBLICENSE IP. LICENSOR SPECIFICALLY DISCLAIMS, AND LICENSEE SHALL DISCLAIM IN ANY AGREEMENT WITH BAXTER OR THE JRC, ANY AND ALL IMPLIED WARRANTIES OR REPRESENTATIONS CONCERNING NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF OTHERS, OR THE MERCHANTABILITY, MERCHANTABLE QUALITY, FITNESS OR ADEQUACY FOR ANY PARTICULAR PURPOSE OR USE OF THE BAXTER SUBLICENSE IP, ANY RIGHTS GRANTED BY THIS AMENDMENT, ANY EXERCISE OF THE RIGHTS GRANTED BY THIS AMENDMENT BY LICENSEE, ANY RIGHTS GRANTED BY LICENSEE TO BAXTER IN ACCORDANCE WITH THIS AMENDMENT, OR ANY EXERCISE OF ANY RIGHTS GRANTED BY LICENSEE TO THE JRC OR BAXTER IN ACCORDANCE WITH THIS AMENDMENT. NOTHING IN THIS AMENDMENT SHALL BE CONSTRUED AS A REPRESENTATION MADE OR WARRANTY GIVEN BY LICENSOR THAT ANY ACTIVITY ENGAGED IN BY LICENSEE OR BAXTER, OR THE EXERCISE OF ANY RIGHTS GRANTED IN THIS AMENDMENT, OR OF ANY RIGHTS GRANTED BY LICENSEE OR THE JRC TO BAXTER IN ACCORDANCE WITH THIS AMENDMENT, WILL NOT INFRINGE THE PATENT OR OTHER INTELLECTUAL PROPERTY RIGHTS OF ANY PERSON OR ENTITY OTHER THAN LICENSOR.

3.9           IN NO EVENT SHALL LICENSOR BE LIABLE TO LICENSEE OR TO BAXTER, OR THEIR RESPECTIVE AFFILIATES, FOR ANY LOSS OF PROFITS, LOSS OF BUSINESS OR INTERRUPTION OF BUSINESS, OR FOR ANY OTHER INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY KIND,

EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGES. IN NO CASE SHALL LICENSOR BE LIABLE FOR ANY REPRESENTATION OR WARRANTY MADE BY LICENSEE OR BAXTER TO ANY THIRD PARTY.

3.10         This amendment is a mutually agreed amendment to the License Agreement, and contains the entire agreement between the parties with regard to the matters dealt with herein and no representations, terms, conditions or warranties not contained herein shall be binding on the parties.

3.11         No amendment varying, adding to, deleting from or canceling this Amendment shall be effective unless reduced to writing and signed by or on behalf of the parties.

3.12         No waiver by either party of any breach of this Amendment shall be a waiver of any preceding or succeeding breach. No waiver by a party of any right under this Amendment shall be construed as a waiver of any other right.

3.13         Neither this Amendment nor any right or obligation herein may be assigned or delegated by Licensee, including by sale, merger, operation of law or otherwise, without the express prior written consent of Licensor. Any attempted assignment or delegation not in conformity herewith shall be null and void or voidable.

3.14         If any provision of this Amendment is for any reason held invalid or illegal in any respect, such illegality shall not affect the validity of this Amendment itself and there shall be substituted for the affected provision a valid and enforceable provision that most closely approximates the intent and economic effect of the invalid provision. If such provision cannot be amended so as to be valid and enforceable, then such provision is severable for this Amendment and the remaining provisions of this Amendment shall remain valid and enforceable.

3.15         To the extent that there is any conflict between the express provisions of this Amendment and any of the express terms of the License Agreement, the terms of this Amendment shall take precedent.

3.16         This Agreement may be executed in counterparts, which, when taken together, shall constitute one instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their authorized representatives as set forth below:

BAYER HEALTHCARE LLC

Signed:	/s/ JEFFREY M. GREENMAN

Name:	Jeffrey M. Greenman

Title:	General Counsel & Secretary

Date:	August 10, 2007

TALECRIS BIOTHERAPEUTICS, INC.

Signed:	/s/ RANDALL A. JONES

Name:	Randall A. Jones

Title:	Senior Vice President

Date:	August 10, 2007